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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K


                               Current Report



                   Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 22, 1996
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                             RYDER SYSTEM, INC.
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           (Exact name of registrant as specified in its charter)


         Florida                        1-4364             59-0739250
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(State or other jurisdiction            (Commission        (IRS Employer
         of Incorporation)              File Number)       Identification No.)


3600 N. W. 82nd Avenue, Miami, Florida                              33166
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:   (305) 593-3276
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Item 5.    Other Events.

         Ryder System, Inc. (the "Company") commented on first quarter performance. A copy of the Company's press release dated March 22, 1996 is attached hereto as Exhibit 99.

99.      Press Release dated March 22, 1996, issued by Ryder System, Inc.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:    March 22, 1996


                               RYDER SYSTEM, INC.


                                    By: /s/ Edward R. Henderson
                                       -------------------------------
                                      Name:    Edward R. Henderson
                                       Title:  Associate General Counsel
                                               and Assistant Secretary


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                                EXHIBIT INDEX



                                                                   Sequentially
                                                                     Numbered
Exhibit No.                        Title                                Page
-----------                        -----                            -----------
  99.                Press Release dated March 22, 1996,
                     issued by Ryder System, Inc.